                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            Zoll Medical Corporation
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                            ZOLL MEDICAL CORPORATION

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, FEBRUARY 10, 1998
                            ------------------------

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Zoll Medical Corporation (the "Company") will be held on Tuesday, February 10, 1998 at 10:00 a.m. at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 for the following purposes:

          1. To elect two Class III directors of the Company to serve until the 2001 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

          2. To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

     The Board of Directors has fixed the close of business on December 30, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the 1998 Annual Meeting and at any adjournments or postponements thereof. Stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors

                                          William H. Gorham, Clerk

Burlington, Massachusetts
January 8, 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            ZOLL MEDICAL CORPORATION

                                32 SECOND AVENUE
                                 NORTHWEST PARK
                        BURLINGTON, MASSACHUSETTS 01803
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, FEBRUARY 10, 1998

                                                                 January 8, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Zoll Medical Corporation (the "Company") for use at the 1998 Annual Meeting of Stockholders of the Company to be held on Tuesday, February 10, 1998, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon (i) the election of two Class III directors of the Company and (ii) any other matters properly brought before the Annual Meeting.

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about January 8, 1998. The Board of Directors has fixed the close of business on December 30, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.02 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 6,191,659 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of directors. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR CLASS III DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTER OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Clerk of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     The Company's 1997 Annual Report, including the Company's audited financial statements for the fiscal year ended September 27, 1997, is being mailed to stockholders concurrently with this Proxy Statement.

                                   PROPOSAL 1
                        ELECTION OF A CLASS OF DIRECTORS

     The Board of Directors of the Company is comprised of seven members and is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each succeeding annual meeting of stockholders.

     At the Annual Meeting, two Class III directors will be elected to serve until the 2001 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Richard A. Packer and Rolf S. Stutz for election as Class III directors (the "Nominees"). The Board of Directors anticipates that each of the Nominees will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

INFORMATION REGARDING NOMINEES AND DIRECTORS

     The following table sets forth certain information with respect to the two Nominees for election as directors at the Annual Meeting and those continuing directors of the Company whose terms expire at the annual meetings of stockholders in 1999 and 2000 based on information furnished to the Company by each director. The following information is as of September 27, 1997 unless otherwise specified.

                                                                         AMOUNT AND NATURE OF
            NAME AND PRINCIPAL OCCUPATION                     DIRECTOR   BENEFICIAL OWNERSHIP   PERCENT
                 FOR PAST FIVE YEARS                    AGE    SINCE      OF COMMON STOCK(1)    OF CLASS
------------------------------------------------------  ---   --------   --------------------   --------
          CLASS III NOMINEES FOR ELECTION AT THE 1998 ANNUAL MEETING -- TERM TO EXPIRE IN 2001

Richard A. Packer.....................................  40      1996             35,300(2)         *
  President and Chief Operating Officer of the Company
  since 1996. During 1996, he served as Chief
  Financial Officer of the Company. From 1992 to 1996
  he served as the Company's Vice President of
  Operations. Prior to 1992, he was Vice President of
  various functions at Whistler Corporation, a
  consumer electronics company.

                                                                         AMOUNT AND NATURE OF
            NAME AND PRINCIPAL OCCUPATION                     DIRECTOR   BENEFICIAL OWNERSHIP   PERCENT
                 FOR PAST FIVE YEARS                    AGE    SINCE      OF COMMON STOCK(1)    OF CLASS
------------------------------------------------------  ---   --------   --------------------   --------
Rolf S. Stutz.........................................  48      1983            130,400(3)          2.1%
  Chairman of the Board of Directors and Chief
  Executive Officer of the Company. From 1978 until he
  joined the Company in 1983, Mr. Stutz held a variety
  of domestic and international management positions
  with Millipore Corporation, a manufacturer of high
  technology membrane filtration and purification
  products for the analytical, pharmaceutical and
  microelectronics markets. Mr. Stutz is a director of
  Hemasure Corporation, Cambridge Heart, Inc. and
  Lifecor, Inc.

                         CLASS I CONTINUING DIRECTORS -- TERM TO EXPIRE IN 1999

Noah T. Herndon.......................................  65      1995              7,500(4)            *
  Partner of Brown Bothers Harriman & Co. since 1974.
  From 1978 to present Mr. Herndon has been the
  partner principally in charge of the operations for
  Brown Brothers Harriman & Co.'s Boston office. Mr.
  Herndon is a director of National Auto Credit, Inc.,
  Fieldcrest Cannon, Inc. and Watts Industries, Inc.
  and a Trustee of Cabot Industrial Trust.
C. William Zadel......................................  54      1996              3,500(5)            *
  Chairman, President and Chief Executive Officer of
  Millipore Corporation, a manufacturer of high
  technology membrane filtration and purification
  products for the analytical, pharmaceutical and
  microelectronics markets. Formerly President and
  Chief Executive Officer of Ciba Corning Diagnostics
  Corp., a leading biotechnology company and supplier
  to the clinical laboratory market, where he was
  employed since 1983. Mr. Zadel is a director of
  Kulicke & Soffa Industries, Inc. and Matritech, Inc.

                        CLASS II CONTINUING DIRECTORS -- TERM TO EXPIRE IN 2000

Willard M. Bright.....................................  83      1983            170,450(6)          2.8%
  Formerly Chairman of the Board of Directors of the
  Company. Formerly President and Chief Executive
  Officer of The Kendall Company and Boehringer
  Mannheim Corporation, medical products
  manufacturers, and President and director of
  Curtiss-Wright Corp., an aerospace and industrial
  products manufacturer. Mr. Bright is a Director of
  CSS Industries, Inc., Furman Lumber Company and
  MacroChem Corporation.
Thomas M. Claflin, II.................................  56      1980             66,745(7)          1.1%
  Principal of Claflin Capital Management, Inc., a
  venture capital firm, and General Partner of its
  venture capital partnerships. Mr. Claflin is a
  Director of Altron Incorporated.

                                                                         AMOUNT AND NATURE OF
            NAME AND PRINCIPAL OCCUPATION                     DIRECTOR   BENEFICIAL OWNERSHIP   PERCENT
                 FOR PAST FIVE YEARS                    AGE    SINCE      OF COMMON STOCK(1)    OF CLASS
------------------------------------------------------  ---   --------   --------------------   --------
M. Stephen Heilman....................................  63      1996            212,500(8)          3.4%
  Founder, Chairman and Chief Executive Officer of
  Lifecor, Inc. since 1986. Founder, Chairman and
  Chief Executive Officer of Vascor, Inc. since 1986.
  Mr. Heilman is a director of SkyMark Corporation,
  Actronics, Medrad Inc. and Precision Therapeutics.
All directors and executive officers as a group (12                             718,895(9)         11.6%
  persons).

---------------

   * Less than 1%.

 (1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to the information contained in the other footnotes to this table.

 (2) Includes 26,000 shares of Common Stock subject to stock options exercisable as of September 27, 1997, or which will become exercisable within 60 days after September 27, 1997.

 (3) Includes 45,000 shares of Common Stock subject to stock options exercisable as of September 27, 1997.

 (4) Includes 2,500 shares of Common Stock subject to stock options exercisable as of September 27, 1997.

 (5) Includes 2,500 shares of Common Stock subject to stock options exercisable as of September 27, 1997.

 (6) Represents 166,700 shares of Common Stock held by the Willard M. Bright Revocable Inter Vivos Trust dated August 2, 1990 and 3,750 shares of Common Stock subject to stock options exercisable as of September 27, 1997.

 (7) Includes 229 shares of Common Stock held by Mr. Claflin's spouse and 3,278 shares held by various Claflin Capital Management, Inc. partnership entities, as to which Mr. Claflin disclaims beneficial ownership, and 2,500 shares of Common Stock subject to stock options exercisable as of September 27, 1997.

 (8) Includes 2,500 shares of Common Stock subject to stock options exercisable as of September 27, 1997.

 (9) Includes 177,250 shares of Common Stock subject to stock options exercisable as of September 27, 1997, or which will become exercisable within 60 days after September 27, 1997.

     Dr. Paul M. Zoll remains an Emeritus member of the Board.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company held 6 meetings during the fiscal year ended September 27, 1997. Each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of the committees of which he was a member which were held during the period he was a director or committee member, with the exception of Dr. Zoll.

     The Company has standing Audit and Compensation Committees. The members of the Audit Committee are Messrs. Claflin (as Chairman), Herndon and Heilman. The Audit Committee reviews the results of the annual audit of the Company's accounts conducted by the Company's independent auditors and the recommendations of the auditors with respect to accounting systems and controls. During the fiscal year ended September 27, 1997, the Audit Committee held 2 meetings.

     The members of the Compensation Committee are Messrs. Herndon (as Chairman) and Zadel. The Compensation Committee reviews and approves the Company's executive compensation and benefit policies, administers the Company's 1992 Stock Option Plan and the Directors' Plan. During the fiscal year ended September 27, 1997, the Compensation Committee held 1 meeting. The Compensation Committee's report on executive compensation appears elsewhere in this Proxy Statement.

     The Board of Directors selects nominees for election as directors of the Company. The Board of Directors will consider a nominee for election to the Board recommended by a stockholder of record if such recommendation is timely in accordance with, and is accompanied by the information required by, the Company's By-laws. The Company does not maintain a standing nominating committee.

DIRECTOR COMPENSATION

     Non-employee directors of the Company receive: (i) an $8,000 annual retainer payable quarterly; (ii) a $2,000 annual retainer for Committee Chairmen payable quarterly; and (iii) a $500 meeting fee for each meeting of directors attended. Dr. Bright has a consulting arrangement with the Company pursuant to which he provides management, personnel and marketing advice and services to the Company. During the fiscal year ended September 27, 1997, Dr. Bright received $50,000 pursuant to this arrangement.

     The Company has granted options for shares of the Company's Common Stock as provided in the Directors' Plan. See "Executive Compensation -- Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values".

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the aggregate cash compensation paid by the Company with respect to the three fiscal years ended September 27, 1997 to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers in fiscal 1997 (the "Named Executive Officers").

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                                                             AWARDS
                                                       ANNUAL COMPENSATION              -----------------
                                            -----------------------------------------   SHARES UNDERLYING
             NAME AND                                                  OTHER ANNUAL          OPTIONS            ALL OTHER
        PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)(1)   COMPENSATION($)      GRANTED(#)       COMPENSATION($)(2)
        ------------------           ----   ---------   -----------   ---------------   -----------------   ------------------
Rolf S. Stutz......................  1997    250,000       15,000           4,800(3)              --               1,200
  Chairman and Chief                 1996    243,667       60,000           4,800(3)              --                 720
  Executive Officer                  1995    231,000       50,000           4,800(3)              --                 947
Richard A. Packer..................  1997    180,000       15,000              --                 --                 864
  President and Chief                1996    163,333       45,000              --             20,000                 720
  Operating Officer                  1995    140,000       27,000              --             12,000                 574
Frits J. Borst.....................  1997    128,968       29,328(4)       31,813(5)              --                  --
  Vice President-                    1996    146,221       47,922(4)       33,547(5)              --                  --
  International Operations           1995    148,483       31,714(4)       22,682(5)          12,000                  --
Patrick A. Maley(6)................  1997    153,000        5,000              --                 --                 734
  Vice President-                    1996    108,670       39,998              --             50,000                 941
  Sales and Marketing
William J. Knight(7)...............  1997    135,000        5,000              --                 --                 648
  Vice President-                    1996     16,364        5,400              --             30,000                 162
  Administration and Chief
  Financial Officer

---------------

(1) Amounts shown for each fiscal year include bonuses paid during the succeeding fiscal year. Thus, the 1997 bonus includes an amount paid in fiscal 1998 for fiscal 1997.

(2) All Other Compensation reflects life insurance premiums paid by the Company for the executive officers.

(3) This amount reflects an automobile allowance for Mr. Stutz.

(4) These amounts represent a bonus payment of $20,000 and a payment of $9,328 made in lieu of vacation benefits for fiscal 1997, a bonus payment of $28,973 and payment of $18,949 made in lieu of vacation benefits for fiscal 1996, and a bonus payment of $20,303 and payment of $11,411 made in lieu of vacation benefits for fiscal 1995.

(5) These amounts reflect an automobile allowance for Mr. Borst of $7,884 for 1997, 1996 and 1995, payments of $14,647, $22,404 and $14,798 made as a pension contribution for 1997, 1996 and 1995, respectively, and a payment of $9,282 and $3,259 for disability insurance for 1997 and 1996.

(6) Mr. Maley joined the Company in 1996.

(7) Mr. Knight joined the Company in 1996.

     Option Grants in Last Fiscal Year. There were no stock option grants in fiscal 1997 by the Company to the Named Executive Officers

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. No stock options were exercised by the Named Executive Officers during the fiscal year ended September 27, 1997. The following table sets forth certain information regarding stock options held as of September 27, 1997 by the Named Executive Officers.

                                                                    NUMBER OF SHARES           VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                  SHARES                       OPTIONS AT FISCAL YEAR-END      AT FISCAL YEAR-END(2)
                                 ACQUIRED                      --------------------------     -----------------------
                                    ON            VALUE         EXERCIS-       UNEXERCIS-     EXERCIS-     UNEXERCIS-
             NAME               EXERCISE(#)   REALIZED($)(1)   ABLE(#)(3)       ABLE(#)       ABLE($)       ABLE($)
------------------------------  -----------   --------------   ----------      ----------     --------     ----------
Rolf S. Stutz.................    --             --              45,000          15,000              0            0
  Chairman and Chief
    Executive Officer
Richard A. Packer.............    --             --              26,000          46,000              0            0
  President and Chief
    Operating Officer
Frits J. Borst................    --             --              13,500          28,500              0            0
  Vice President-
    International Operations
Patrick A. Maley..............    --             --              12,500          37,500              0            0
  Vice President-
    Sales and Marketing
William J. Knight.............    --             --               7,500          22,500              0            0
  Vice
    President-Administration
    and Chief Financial
      Officer

---------------

(1) Value realized equals the aggregate market value of the shares acquired on the exercise date(s), less the applicable aggregate option exercise price(s).

(2) Year-end value is based on the closing market price per share on September 26, 1997 ($7.00), less the applicable aggregate option exercise price(s) of in-the-money options multiplied by the number of unexercised in-the-money options which are exercisable and unexercisable, respectively.

(3) Includes options exercisable within 60 days after September 27, 1997.

STOCK PERFORMANCE CHART

     The following chart provides an annual comparison, from September 30, 1992 of the cumulative total shareholder return (assuming reinvestment of any dividends) among Zoll Medical Corporation, the NASDAQ National Market ("NASDAQ") Index and the Hambrecht & Quist ("H&Q") Health Care (Excluding Biotechnology) Index, an industry index of 43 health care and medical technology companies (including the Company). The NASDAQ Index has been provided because the Common Stock is listed on this market. The historical information set forth below is not necessarily indicative of future performance.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG ZOLL MEDICAL CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
       AND THE HAMBRECHT & QUIST HEALTHCARE EXCLUDING BIOTECHNOLOGY INDEX



                                     [GRAPH]

                                  9/92       9/93       9/94       9/95       9/96       9/97
                                  ----       ----       ----       ----       ----       ----

ZOLL MEDICAL CORPORATION           100       179         46         46         77         35
NASDAQ STOCK MARKET (U.S)          100       131        132        182        216        297
HAMBRECHT & QUIST HEALTHCARE       100        73         88        131        160        192


* $100 INVESTED ON 9/30/92 IN STOCK OR INDEX-
  INCLUDING REINVESTMENT OF DIVIDENDS
  FISCAL YEAR ENDING SEPTEMBER 30.

REPORT OF THE COMPENSATION COMMITTEE

     Objective of the Company's Compensation Program. The Company's executive compensation program is intended to attract, retain and reward executives who are capable of leading the Company effectively and continuing its growth in the competitive marketplace for cardiac resuscitation equipment. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's stockholders.

     Like many other public companies, the Company uses a three-pronged approach to its compensation program. First, the executive's base salary is intended to create a reasonably competitive minimum level of compensation for each executive for the following twelve months. Second, the Company maintains an incentive bonus program for executive officers and certain other members of management under which discretionary bonuses may be offered based upon the achievement of corporate and individual performance goals. The objective of the incentive bonus program is to reward executives for their past twelve months' performance. Finally, the Company utilizes stock options granted under its 1992 Stock Option Plan as a long-term incentive for the executive officers as well as for many other employees of the Company. The Company believes that stock options are important in aligning management and stockholder interests and in encouraging management to adopt a longer-term perspective. Accordingly, options generally provide for incremental vesting over a four-year period.

     Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee, which as of September 27, 1997 was composed of two non-employee directors. The Compensation Committee meets periodically in connection with regularly-scheduled Board of Directors' meetings, and may consult by telephone at other times. The determinations of the Compensation Committee relating to the compensation of the Company's executive officers and the granting of options are then approved or ratified by all of the non-employee directors.

     With respect to the compensation of Mr. Stutz, the Compensation Committee exercises its independent discretion in determining his compensation, subject to review by all of the non-employee directors. With respect to the compensation of the other executive officers, the Compensation Committee consults other members of the Board, but generally relies to a significant extent on Mr. Stutz's recommendations as the Company's Chief Executive Officer.

     Compensation of the Chief Executive Officer. The Compensation Committee considers the Company's financial performance, as measured by sales and earnings growth, to be a significant determinant in Mr. Stutz's overall compensation package. In making its determinations, however, the Compensation Committee also considers a number of other factors which are not subject to precise quantitative measurement and which the Committee believes can only be properly assessed over the long term. In fiscal 1997, these factors included development of the management organization, strategic planning for new products, and the development of new products and markets through acquisitions and investments. During fiscal 1997, Mr. Stutz continued to be associated on a part-time basis with Claflin Capital Management, a venture capital management company managed by Thomas Claflin. Mr. Stutz intends to continue this association during fiscal 1998. Mr. Stutz retains full responsibility as Chief Executive Officer of the Company and has agreed with the Board of Directors that if the proper discharge of his responsibilities as Chief Executive Officer requires him to be physically present with the Company on a full-time basis, he will do so. Looking to 1998, the Compensation Committee intends to consider the degree of success achieved by Mr. Stutz in turning management responsibilities over to Mr. Packer and Mr. Packer's success in discharging these duties as well as Mr. Stutz's continued success in the development of the management organization and strategic planning for and development of new products and markets. The Compensation Committee utilizes its business judgment to evaluate these factors substantively, without the application of any mechanical formula.

     For fiscal 1998, the Compensation Committee determined to raise Mr. Stutz's base salary by 4% from $250,000 to $260,000, based on the Committee's judgment that such amount represented a competitive base salary. Mr. Stutz's bonus for fiscal 1997 was set at $15,000. Mr. Stutz was paid a bonus of $60,000 for fiscal 1996. Mr. Stutz's bonus for fiscal 1998 will be based on 1998 performance.

     Compensation of Other Executive Officers. The Company's executive compensation program utilizes several different subjective performance factors in determining the compensation of the Company's other executive officers. Each executive officer's compensation is based upon Mr. Stutz's, and ultimately the Compensation Committee's, judgment as to the achievement of specific individual or Company performance goals.

                                          Submitted by the Compensation
                                          Committee for fiscal 1997

                                          NOAH T. HERNDON, Chairman
                                          C. WILLIAM ZADEL

SEVERANCE ARRANGEMENTS

     Mr. Stutz and Mr. Packer each have an employment agreement with the Company providing for a severance payment of twelve months' salary in the event their employment is terminated by the Company without cause. Each Agreement provides for non-competition for a period of three years following termination. At his fiscal 1997 base salary, Mr. Stutz would receive a severance payment of approximately $250,000 under this provision and Mr. Packer would receive a severance payment of approximately $180,000.

CERTAIN RELATIONSHIPS

     Noah T. Herndon, a director of the Company, is a partner of Brown Brothers Harriman & Co., with which the Company maintains a working capital line of credit and other customary, arm's-length banking relationships. M. Stephen Heilman is Founder, Chairman and Chief Executive Officer of Lifecor, Inc., in which the Company has made a $2 million investment. Pursuant to an agreement entered into in connection with such investment, the Company has agreed to Mr. Heilman serving as a director of the Company, and Mr. Heilman voted in favor of Mr. Stutz being elected to Lifecor, Inc.'s board of directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Based on a review of the reports of changes in beneficial ownership of the Corporation's Common Stock and written representations furnished to the Corporation, the Corporation believes that its executive officers and directors filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended September 27, 1997, with the following exception: Dr. Bright filed a Form 5 after the deadline with respect to a gift of shares to family members.

                                 OTHER MATTERS

PRINCIPAL STOCKHOLDERS

     The following table presents information as to the persons or entities believed by the Company to be beneficial owners of more than 5% of the Company's Common Stock on September 27, 1997 based on representations of officers and directors of the Company and certain filings made under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such information was provided by the stockholders listed and reflects their beneficial ownership as of the dates specified in the footnotes to the table.

                                                                   NO. OF SHARES
                            NAME AND ADDRESS                       BENEFICIALLY    PERCENT
                           OF BENEFICIAL OWNER                         OWNED       OF CLASS
        ---------------------------------------------------------  -------------   --------
        The Edgemont Asset.......................................      890,000       14.4%
          Management Corporation(1)
             17 Battery Place
             Suite 2624
             New York, New York 10004
        Kopp Investment Advisors, Inc.(2)........................      674,926       10.9%
             6600 France Avenue South, Suite 672
             Edina, MN 55435

---------------

(1) Based on information set forth in a Schedule 13G filed under the Exchange Act on May 22, 1997. The Company has been informed by The Edgemont Asset Management Corporation that it is the investment advisor to the Kaufmann Fund.

(2) Based on information set forth in a Schedule 13G/A filed under the Exchange Act on December 9, 1997.

INDEPENDENT AUDITORS

     The accounting firm of Ernst & Young LLP has served as the Company's independent auditors since 1984. A representative of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS

     For a proposal of a stockholder to be included in the Company's proxy statement for the Company's 1999 Annual Meeting, it must be received at the principal executive offices of the Company on or before August 22, 1998. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

     In addition, the Company's By-laws provide that any stockholder wishing to nominate a director or have a stockholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive offices not less than 75 days nor more than 120 days prior to the anniversary of the immediately preceding annual meeting of stockholders (the "Anniversary Date"); provided, however, that in the event that the annual meeting is scheduled to be held more than 30 days prior to the Anniversary Date, such nominations or proposals must be delivered to the Company not later than 75 days prior to such earlier date if the Company has given 75 days prior notice or public disclosure of the scheduled date or ten days prior to the earlier of the date on which notice of the meeting was mailed or the date on which public disclosure is made, if the Company has not given 75 days prior notice or public disclosure of the scheduled date, in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Any such proposal should be mailed to: Zoll Medical Corporation, 32 Second Avenue, Northwest Park, Burlington, Massachusetts 01803, Attention: Clerk.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.


[X] PLEASE MARK VOTE
    AS IN THIS EXAMPLE

                                            1. Proposal to elect the following persons as Class III
                                               Directors to serve until the 2001 Annual Meeting and                With-     For All
       ZOLL MEDICAL                            until their successors are duly elected and qualified.      For     hold      Except
       CORPORATION
                                                       Richard A. Packer and Rolf S. Stutz                 [ ]      [ ]        [ ]

                                               INSTRUCTION: To withhold authority to vote for any nominee, mark the "For All Except"
                                               box and strike a line through the nominee's name in the list above.

      RECORD DATE SHARES:
                                            The undersigned hereby acknowledge(s) receipt of a copy of the accompanying
                                            Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1997 Annual Report and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

                                             --------------------
Please be sure to sign and date this Proxy.  Date
-----------------------------------------------------------------      Mark box at right if an address change or comments    [ ]
                                                                       have been noted on the reverse side of this card.


----------------------------------------------------------------
    Stockholder sign here              Joint-owner sign here
------------------------------------------------------------------------------------------------------------------------------------
 DETACH CARD                                                                                                           DETACH CARD

                                                     ZOLL MEDICAL CORPORATION

        Dear Stockholder,

        Please take note of the important information regarding the Company's management and financial results enclosed with this proxy card.

        Your vote on these matters counts, and you are strongly encouraged to exercise your right to vote your shares.

        Please mark on box for each proposal on the proxy card above to indicate how your shares should be voted. Then, sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

        Your vote must be received prior to the Annual Meeting of Stockholders to be held on February 10, 1998.

        Thank you in advance for your prompt consideration of these matters, which will help the Company avoid the expense of subsequent mailings.

        Sincerely,

        ZOLL MEDICAL CORPORATION


                           ZOLL MEDICAL CORPORATION

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 10, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby constitutes and appoints Rolf S. Stutz and Richard A. Packer, and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of Zoll Medical Corporation (the "Company") held by the undersigned as of the close of business on December 30, 1997, at the Annual Meeting of Stockholders to be held at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 on Tuesday, February 10, 1998, at 10:00 a.m., local time, and at any adjournments and postponements thereof.

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE SIDE HEREOF, AND AT THE PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

  ----------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
  ----------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

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